                                                                  EXHIBIT 10.6


                                   AGREEMENT

         For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees as follows:

1.       TRANSFER RESTRICTIONS.

         1.1 TRANSFER RESTRICTIONS. Unless otherwise agreed by Integrated Electrical Services, Inc. (the "Company"), except for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the undersigned or family members, or trusts in which the undersigned is both the grantor and the beneficiary, the trustees of which so agree), for a period of two years from the date of issuance, except pursuant to Section 3 hereof, the undersigned shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of any shares of common stock of the Company sold and issued by the Company or transferred to the undersigned prior to the date of this Agreement (the "Restricted Stock"). The certificates evidencing the Restricted Stock will bear a legend substantially in the form set forth below and containing such other information as the Company may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE COMPANY, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT OR OTHER DISPOSITION PRIOR TO SEPTEMBER 4, 1999.
UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER THE DATE SPECIFIED ABOVE.

2.       FEDERAL SECURITIES ACT REPRESENTATIONS

         2.1 COMPLIANCE WITH LAW. The undersigned acknowledges that the shares of Restricted Stock have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act") (except as provided in
Section 3 hereof) and therefore may not be resold without compliance with the 1933 Act. The Restricted Stock was acquired solely for the undersigned's own respective account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it in connection with a distribution. The undersigned covenants, warrants and represents that none of the Restricted Stock will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the SEC. All the Restricted Stock shall bear the following legend in addition to the legend required under Section 1 of this Agreement:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IF THE HOLDER HEREOF COMPLIES WITH THE ACT AND APPLICABLE SECURITIES LAW.

3.       REGISTRATION RIGHTS

         3.1 PIGGYBACK REGISTRATION RIGHTS. At any time following the date hereof, whenever the Company proposes to register any common stock of the Company for its own or others account under the 1933 Act for a public offering, other than (i) any shelf or other registration of shares to be used as consideration for acquisitions of additional businesses by the Company and (ii) registrations relating to employee benefit plans, the Company shall give the undersigned prompt written notice of its intent to do so. Upon the written request of the undersigned given within 10 days after receipt of such notice, the Company shall cause to be included in such registration all of the Restricted Stock (including any stock issued as or issuable upon the conversion or exchange of any convertible security, warrant, right or other security which is issued by the Company as a stock split, dividend or other distribution with respect to, or in exchange for, or in replacement of such common stock) which the undersigned requests, other than shares of common stock of the Company which may be sold under Rule 144(k) (or any similar or successor provision) promulgated under the 1933 Act, and other than shares of common stock of the Company that have been theretofore sold by the undersigned in accordance with the 1933 Act. If the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this section that the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the success of the offering, the Company may reduce pro rata (among the undersigned and all other selling security holders in the offering) the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter. If the undersigned disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The undersigned's shares of Restricted Stock so withdrawn shall also be withdrawn from registration.

         3.2 REGISTRATION PROCEDURES. Whenever the Company is required to register shares of common stock pursuant to Section 3, the Company will, as expeditiously as possible:

                 (i) Prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements or term sheets thereto, the Company will furnish a representative of the undersigned with copies of all such documents proposed to be filed) as promptly as practical;

                 (ii) Notify the undersigned of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                 (iii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days, cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 474 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

                 (iv) Furnish to the undersigned such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as the undersigned may reasonably request in order to facilitate the disposition of the relevant shares;

                 (v) Make "generally available to its security holders" (within the meaning of Rule 158) an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder no later than 90 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement;

                 (vi) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                 (vii) If requested by the managing underwriter or underwriters, if any, or any participating selling stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any participating selling stockholder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of shares of common stock of the Company being sold by participating selling stockholders to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the shares of common stock to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment;

                 (viii) Make available for inspection by participating selling stockholders, any underwriter participating in any disposition pursuant to such registration statement, and the counsel retained by the participating selling stockholders, counsel for the underwriters and any accountant or other agent retained by participating selling stockholders or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after delivery of sufficient notice to the Company to enable the Company to contest such subpoena or order;

                 (ix) Take all other steps reasonably necessary to effect the registration of the shares of common stock of the Company contemplated hereby;

                 (x) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the undersigned, and to keep such registration or qualification effective during the period such registration statement is required to be kept effective, provided that the Company shall not be required to become subject to taxation, to qualify generally to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (xi) Cause all such shares of common stock of the Company to be listed or included not later than the date of the first sale of shares of common stock of the Company under such registration statement on any securities exchanges or trading systems on which similar securities issued by the Company are then listed or included; and

                 (xii) Notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect), together with any associated term sheet, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and, at the request of the undersigned, the Company promptly will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the covered shares, such prospectus will not contain an untrue statement of material fact or omit to state any fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading.

         All expenses incurred in connection with the registration under this
Article 3 and compliance with securities and blue sky laws (including all registration, filing, listing, escrow agent, qualification, legal, printer and accounting fees, but excluding underwriting commissions and discounts), shall be borne by the Company.

         3.3     INDEMNIFICATION.

                 (a) In connection with any registration under Section 3.1, the Company shall indemnify, to the extent permitted by law, the undersigned (an "Indemnified Party") against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by any Indemnified Parties' failure to deliver a copy of the registration statement or prospectus or any amendment or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same.

                 (b) In connection with any registration under Section 3.1, the undersigned shall furnish to the Company in writing such information concerning the undersigned and his proposed offering of shares as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state therein a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in or omitted from information so furnished in writing to the Company by the underwriter expressly for use in the registration statement. Notwithstanding the foregoing, the liability of the undersigned under this Section 3.3 shall be limited to an amount equal to the net proceeds actually received by the undersigned from the sale of the relevant shares covered by the registration statement.

                 (c)      Any person entitled to indemnification hereunder will
(i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified parties' reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any failure to give prompt notice shall deprive a party of its right to indemnification hereunder only to the extent that such failure shall have adversely affected the indemnifying party. If the defense of any claim is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). An indemnifying party that is not entitled or elects not, to assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         3.4 UNDERWRITING AGREEMENT. In connection with each registration pursuant to Section 3.1 covering an underwritten registered offering, the undersigned agrees to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Company's size and investment stature, including indemnification; provided, however, that the undersigned shall be exempt and excluded from any indemnification of the managing underwriters other than with respect to information provided by the undersigned to the Company or the managing underwriters.

         3.5 TRANSFER OF RIGHTS. The right to cause the Company to register shares of common stock under this Agreement may be assigned to a transferee or assignee of the undersigned to the extent that such transferee or assignee is a member of the immediate family of the undersigned, or a trust or partnership for the benefit of any such persons.

         3.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of common stock of the Company to the public without registration, the Company agrees to use its reasonable efforts to:

                 (i) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the 1933 Act for a period of six years beginning 90 days following the effective date of the Registration Statement on Form S-1 (No. 333-38715) of the Company (the "Registration Statement");

                 (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities and Exchange Act of 1934, as amended (the "1934 Act"), at any time after it has become subject to such reporting requirements; and

                 (iii) so long as the undersigned owns any restricted common stock of the Company, furnish to the undersigned forthwith upon written request a written statement by the Company as to its compliance with the current public information requirements of Rule 144 (at any time from and after 90 days following the effective date of the Registration Statement, and of the 1933 Act and the 1934 Act (any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the undersigned may reasonably request in availing himself of any rule or regulation of the SEC allowing the undersigned to sell any such shares without registration.

4.       GENERAL

         4.1 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of the Company, and the heirs and legal representatives of the undersigned.

         4.2 NOTICES. All notices or communication required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

         (a)     If to the Company addressed to it at:

                 Integrated Electrical Services, Inc.
                 2301 Preston
                 Houston, Texas 77003
                 Attention: General Counsel

         (b)     If to the undersigned, addressed to him at:

                 ___________________________________________
                 ___________________________________________
                 ___________________________________________

or to such other address or counsel as any party hereto shall specify pursuant to this section from time to time.

         4.3 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.

         4.4 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. No provision of this Agreement shall be interpreted or construed against any party solely because that party or its legal representative drafted such provision.

         The parties hereto have entered into and executed this Agreement as of January 30, 1998.


                                        By:
                                            ------------------------------------
                                        Name:   C. Byron Snyder


                                        INTEGRATED ELECTRICAL SERVICES, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                 SCHEDULE A



                        PARTIES TO FORM OF AGREEMENT



Party                                                       Expiration Date
-----                                                       ---------------

C. Byron Snyder                                             September 4, 1999
Gregg Layton Snyder Trust                                   September 4, 1999
Worth Byron Snyder Trust                                    September 4, 1999
D. Merril Cummings                                          September 4, 1999
Jon Pollock                                                 September 4, 1999
Jerry Mills                                                 September 4, 1999
Ben Mueller                                                 September 4, 1999
Jim P. Wise                                                 September 4, 1999
John F. Wombwell                                            September 4, 1999
John S. Stanfield                                           September 4, 1999
J. Paul Withrow                                             October 16, 1999